UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania	17402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-757-7660

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 14, 2011, The Bon-Ton Stores, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which five proposals were presented to the Company’s shareholders for consideration. The five matters presented were: (1) the election of eight directors to hold office until the 2012 Annual Meeting of Shareholders and until their respective successors have been elected, (2) a proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, (3) a proposal to vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive offices of the Company, (4) a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending January 28, 2012, and (5) a proposal to amend the Company’s Articles of Incorporation to require that each director shall be elected by a majority of the votes cast. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 3, 2011.
(1)	Election of Directors: The eight nominees for election to the Board of Directors were elected by the shareholders by the following vote:

		Authority	Broker
Director Nominee	For	Withheld	Non-Vote
Lucinda M. Baier	39,750,204	131,953	3,021,487
Byron L. Bergren	39,750,204	131,953	3,021,487
Philip M. Browne	39,752,472	129,685	3,021,487
Shirley A. Dawe	39,746,912	135,245	3,021,487
Marsha M. Everton	39,096,571	785,586	3,021,487
Michael L. Gleim	38,841,828	1,040,329	3,021,487
Tim Grumbacher	39,732,694	149,463	3,021,487
Todd C. McCarty	39,742,176	139,981	3,021,487
(2)	Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company was approved by the shareholders by the following vote:

		Authority	Broker
For	Against	Withheld	Non-Vote
38,080,858	832,281	969,018	3,021,487
(3)	Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Compensation of the Named Executive Officers: The proposal that a shareholder advisory vote on the compensation of named executive officers of the Company should occur every year was approved by the shareholders by the vote shown below. Consistent with the stated preference of shareholders, the Board of Directors of the Company has determined that it will include an advisory shareholder vote on compensation of named executive officers in its proxy statement annually until the next required vote on the frequency of shareholder voting on executive compensation.

			Authority	Broker
1 Year	2 Years	3 Years	Withheld	Non-Vote
38,317,082	299,458	291,448	974,169	3,021,487

(4)	Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain
42,832,056	51,380	20,208
(5)	Approval of the Amendment of the Company’s Articles of Incorporation: The proposal to amend the Company’s Articles of Incorporation to require that each director shall be elected by a majority of the votes cast was approved by the shareholders by the following vote:

		Authority	Broker
For	Against	Withheld	Non-Vote
39,782,113	62,945	37,099	3,021,487
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.
By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Dated: June 15, 2011